                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        --------------------------------

                               AMENDMENT NO. 1 TO

                                   FORM 8-K/A
                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JUNE 2, 1999
                   (Date of Report - earliest event reported)



                         TRIANGLE PHARMACEUTICALS, INC.
               (Exact name of registrant as specified in charter)


                 DELAWARE                     000-21589         56-1930728
(State of incorporation or organization)     (Commission       (IRS Employer
                                             File Number)   Identification No.)

     4 University Place, 4611 University Drive, Durham, North Carolina 27707


        Registrant's telephone number, including area code: (919)493-5980

                                      NONE
     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

 Item 7.  EXHIBITS.

       * 2.1 Collaboration Agreement, dated as of June 2, 1999 by and between Triangle Pharmaceuticals, Inc. and Abbott Laboratories.

       * 2.2     Co-Promotion Agreement, dated as of June 2, 1999 by and between
                 Triangle Pharmaceuticals, Inc. and Abbott Laboratories.

       + 2.3 Triangle Pharmaceuticals, Inc. Common Stock Purchase Agreement, dated as of June 2, 1999 by and between Triangle
                 Pharmaceuticals, Inc. and Abbott Laboratories.

       + 2.4 Triangle Pharmaceuticals, Inc. Stockholder Rights Agreement, dated as of June 2, 1999 by and between Triangle
                 Pharmaceuticals, Inc. and Abbott Laboratories.

       # 4.1 Amendment to Rights Agreement, dated as of June 2, 1999 by and between Triangle Pharmaceuticals, Inc. and Abbott Laboratories.

       + 99.1    Press Release dated June 3, 1999.

       * Certain confidential portions of this Exhibit were omitted by means of marking such portions with an asterisk (the "Mark").
                 This Exhibit has been filed with the Secretary of the Commission without the Mark pursuant to the Company's application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

       #         Previously filed.

       + Filed as an exhibit to Abbott Laboratories' Schedule 13D filed with the Securities and Exchange Commission on June 11, 1999 and incorporated herein by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  TRIANGLE PHARMACEUTICALS, INC.


Date: November 2, 1999            By:  /s/ Thomas R. Staab, II
                                  -------------------------------------
                                  Thomas R. Staab, II
                                  Acting Chief Financial Officer and Treasurer

                         TRIANGLE PHARMACEUTICALS, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX

     EXHIBIT      DOCUMENT DESCRIPTION
      NUMBER      --------------------
     -------
      * 2.1       Collaboration Agreement, dated as of June 2, 1999 by and
                  between Triangle Pharmaceuticals, Inc. and Abbott
                  Laboratories.
      * 2.2       Co-Promotion Agreement, dated as of June 2, 1999 by and
                  between Triangle Pharmaceuticals, Inc. and Abbott
                  Laboratories.
      + 2.3       Triangle Pharmaceuticals, Inc. Common Stock Purchase
                  Agreement, dated as of June 2, 1999 by and between Triangle
                  Pharmaceuticals, Inc. and Abbott Laboratories.
      + 2.4       Triangle Pharmaceuticals, Inc. Stockholder Rights Agreement,
                  dated as of June 2, 1999 by and between Triangle
                  Pharmaceuticals, Inc. and Abbott Laboratories.
      # 4.1       Amendment to Rights Agreement, dated as of June 2, 1999 by and between Triangle Pharmaceuticals, Inc. and Abbott
                  Laboratories.
     + 99.1       Press Release dated June 3, 1999.

          * Certain confidential portions of this Exhibit were omitted by means of marking such portions with an asterisk (the "Mark").
                  This Exhibit has been filed with the Secretary of the Commission without the Mark pursuant to the Company's application requesting confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

          #       Previously filed.

          + Filed as an exhibit to Abbott Laboratories' Schedule 13D filed with the Securities and Exchange Commission on June 11, 1999 and incorporated herein by reference.